UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Ave, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	NASDAQ Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on December 3, 2025, the stockholders of the Company entitled to vote at the meeting voted to (i) elect the five individuals named below to serve as directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2026 and until their successors have been duly elected and qualified, (ii) to approve the amended and restated 2021 Plan increasing the number of shares authorized under the plan from 400,000 to 1.150.000; and (iii) to ratify the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

1)	The votes cast by the Company’s stockholders with respect to the election of directors were as follows:

Names of Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Robert W. D’Loren	1,498,701	201,706	1,606,527
Mark DiSanto	1,498,013	202,394	1,606,527
James Fielding	1,497,852	202,555	1,606,527
Howard Liebaum	1,497,163	203,244	1,606,527
Deborah Weinswig	1,497,851	202,556	1,606,527

2)

The votes cast by the Company’s stockholders with respect to the approval of the amended and restated 2021 Equity Incentive Plan, increasing the number of shares authorized under the plan from 400,000 to 1,150.000 were as follows:

1,191,505 shares FOR the proposal,	507,802 shares AGAINST the proposal,
700 ABSTENTIONS, and	1,606,527 BROKER NON-VOTES

As a result of the approval of the amended and restated 2021 Equity Incentive Plan, the following equity awards which were previously approved by the Company’s board of directors were granted to the directors:

Names	Restricted Shares (1)	Stock Options (2)	Unrestricted Shares
Robert W. D’Loren	—	—	25,000
Mark DiSanto	15,167	36,500	20,000
Howard Liebman	11,617	36,500	—
Deborah Weinswig	6,800	21,500	—
James Fielding	6,000	19,000	—
Total	39,583	113,500	45,000

1.	The restricted shares vest on March 31, 2026, .
2.	The stock options immediately vested and have a five-year term.

In addition, as a result of the approval of the amended and restated 2021 Equity Incentive Plan, the following stock option awards previously approved by the Company’s board of directors were granted:

Name	Stock Price Target Levels					Total Number of Option Shares (1)
	$3.00	$5.00	$7.00	$9.00	$11.00
Robert W. D’Loren	71,842	60,053	49,368	39,937	29,474	250,674
James F. Haran	15,395	12,868	10,579	8,558	6,316	53,716
Seth Burroughs	10,263	8,579	7,053	5,705	4,211	35,811
Total	97,500	81,500	67,000	54,200	40,000	340,200

1.	The stock options immediately vested and have a five-year term. The exercise price of the options shall be equal to the last sale price of the common stock on the grant date of such options.

3)

The votes cast by the Company’s stockholders with respect to the ratification of the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, were as follows:

3,272,452 shares FOR the proposal,	33,342 shares AGAINST the proposal
1,140, ABSTENTIONS	and 0 BROKER NON-VOTES.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC.
(Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: December 5, 2025

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